CONESTOGA FUNDS

CONESTOGA SMID CAP FUND

CONESTOGA MID CAP FUND

CONESTOGA DISCOVERY FUND (formerly, Conestoga Micro Cap Fund)

CONESTOGA SMALL CAP FUND

Supplement dated August 23, 2023

To the Statement of Additional Information ("SAI") dated January 31, 2023

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI. THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE SAI.

1.	The paragraph under "PORTFOLIO MANAGERS – Fund Ownership" on page 34 of the SAI is replaced in its entirety with the following:

Fund Ownership

The following describes each portfolio manager's ownership of shares in the Fund(s) he manages, as of September 30, 2022. Mr. Mitchell owned from $500,001 to $1,000,000 of the Small Cap Fund's shares, from $100,001 to $500,000 of the SMid Cap Fund's shares, from $100,001 to $500,000 of the Mid Cap Fund's shares and from $100,001 to $500,000 of the Micro Cap Fund's shares. Mr. Monahan owned from $100,001 to $500,000 of the Small Cap Fund's shares, from $100,001 to $500,000 of the SMid Cap Fund's shares, and from $100,001 to $500,000 of the Micro Cap Fund's shares. Mr. Johnston owned from $50,001 to $100,000 of the Small Cap Fund's shares, from $500,001 to $1,000,000 of the SMid Cap Fund's shares, from $100,001 to $500,000 of the Mid Cap Fund's shares and from $50,001 to $100,000 of the Micro Cap Fund's shares. Mr. Neiderer owned from $100,001 to $500,000 of the Mid Cap Fund's shares. Mr. Chang owned from $100,001 to $500,000 of the Mid Cap Fund's shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE